Exhibit 99.2

Bryn Mawr Bank Corporation

Bryn Mawr, Pennsylvania

Consolidated Balance Sheets

	($000 omitted) (unaudited)
December 31			Change
	2003	2002**	$	%
Assets
Cash and due from banks	$32,471	$34,284	$(1,813)	-5%
Interest-bearing deposits with other banks	10,524	25,517	(14,993)	-59%
Federal funds sold	3,300	6,000	(2,700)	-45%
Investment securities	31,397	22,242	9,155	41%
Loans held to maturity	498,764	438,949	59,815	14%
Loans held for sale, at fair market value	3,652	28,026	(24,374)	-87%

Loans	502,416	466,975	35,441	8%

Less: Allowance for loan loss	(6,670)	(6,114)	(556)	9%

Net loans	495,746	460,861	34,885	8%

Premises and equipment, net	13,756	12,083	1,673	14%
Accrued interest receivable	2,274	2,118	156	7%
Mortgage servicing rights	4,391	3,956	435	11%
Other assets	10,989	6,515	4,474	69%
Assets of discontinued operations	0	3,666	(3,666)	-100%

Total Assets	$604,848	$577,242	$27,606	5%

Liabilities and shareholders’ equity

Demand deposits	$144,579	$141,502	$3,077	2%
Savings and time deposits	382,560	342,118	40,442	12%

Total Deposits	527,139	483,620	43,519	9%

Borrowed funds	0	20,000	(20,000)	-100%
Other liabilities	10,327	11,012	(685)	-6%
Liabilities of discontinued operations	0	3	(3)	-100%

Shareholders’ equity
Common stock	11,135	5,541	5,594	101%
Surplus	6,487	11,243	(4,756)	-42%
Accumulated other Comprehensive (loss) income, net of deferred income taxes	(126)	41	(167)	-407%
Retained earnings	69,280	63,389	5,891	9%

	86,776	80,214	6,562	8%

Less common stock in treasury, at cost	(19,394)	(17,607)	(1,787)	10%

Total shareholders’ equity	67,382	62,607	4,775	8%

Total liabilities and shareholders’ equity	$604,848	$577,242	$27,606	5%

Outstanding standby letters of credit	$9,182	$9,186	$(4)	0%

**	Reclassified for comparative purposes

Consolidated Statements of Income

	Quarter ended December 31 (unaudited) ($000 omitted*)		Change

	2003	2002**	$	%
Interest income:
Interest and fees on loans	$7,043	$7,277	$(234)	-3%
Interest on federal funds sold	29	39	(10)	-26%
Interest on investment securities	226	191	35	18%
Dividend income	7	18	(11)	-61%

Total interest income	7,305	7,525	(220)	-3%
Interest expense	1,069	1,228	(159)	-13%

Net interest income	6,236	6,297	(61)	-1%
Loan loss provision	83	250	(167)	-67%

Net interest income after loan loss provision	6,153	6,047	106	2%

Other income:
Fees for trust services	2,412	2,172	240	11%
Other operating income	2,392	5,674	(3,282)	-58%

Total other income	4,804	7,846	(3,042)	-39%

Other expenses:
Salaries and employee benefits	3,757	4,914	(1,157)	-24%
Occupancy expense	920	951	(31)	-3%
Other operating expenses	1,992	3,229	(1,237)	-38%

Total other expenses	6,669	9,094	(2,425)	-27%

Income from continuing operations before income taxes	4,288	4,799	(511)	-11%
Applicable income taxes	1,547	1,638	(91)	-6%

Income from continuing operations	2,741	3,161	(420)	-13%
Income (loss) from discontinued operations net of taxes	54	(491)	545	n/a

Net income	2,795	2,670	125	5%

Earnings per common share ***
Income from continuing operations	$0.32	$0.36	$(0.04)	-11%
Income (loss) income from discontinued operations	$0.00	$(0.05)	$0.05	n/a

Total earnings per common share	$0.32	$0.31	$0.01	3%

Diluted earnings per common share ***
Income from continuing operations	$0.31	$0.36	$(0.05)	-14%
Income (loss) from discontinued operations	$0.00	$(0.06)	$0.06	n/a

Total diluted earnings per common share	$0.31	$0.30	$0.01	3%

Dividends declared per share ***	$0.10	$0.095	$0.005	5%

Weighted-average shares outstanding	8,667,900	8,707,666	(39,766)
Dilutive potential common shares	211,166	151,752	59,414

Adjusted weighted-average shares	8,879,066	8,859,418	19,648

*	Except for share and per share data
***	Restated for 2 for 1 stock split effective October 01, 2003

	Period ended December 31 (unaudited) ($000 omitted*)		Change

	2003	2002**	$	%
Interest income:
Interest and fees on loans	$28,285	$28,223	$62	0%
Interest on federal funds sold	110	112	(2)	-2%
Interest on investment securities	833	1,012	(179)	-18%
Dividend income	33	65	(32)	-49%

Total interest income	29,261	29,412	(151)	-1%

Interest expense	4,330	4,484	(154)	-3%

Net interest income	24,931	24,928	3	0%
Loan loss provision	750	1,000	(250)	-25%

Net interest income after loan loss provision	24,181	23,928	253	1%

Other income:
Fees for trust services	9,484	8,620	864	10%
Other operating income	17,093	15,279	1,814	12%

Total other income	26,577	23,899	2,678	11%

Other expenses:
Salaries and employee benefits	19,387	18,980	407	2%
Occupancy expense	3,767	3,761	6	0%
Other operating expenses	10,283	8,901	1,382	16%

Total other expenses	33,437	31,642	1,795	6%

Income from continuing operations before income taxes	17,321	16,185	1,136	7%
Applicable income taxes	6,049	5,543	506	9%

Income from continuing operations	11,272	10,642	630	6%

Income (loss) from discontinued operations net of taxes	(1,916)	(435)	(1,481)	n/a

Net income	9,356	10,207	(851)	-8%

Earnings per common share ***

Income from continuing operations	$1.30	$1.22	$0.08	7%
Income (loss) income from discontinued operations	$(0.22)	$(0.05)	$(0.17)	n/a

Total earnings per common share	$1.08	$1.17	$(0.09)	-8%

Diluted earnings per common share ***

Income from continuing operations	$1.28	$1.20	$0.08	7%
Income (loss) from discontinued operations	$(0.22)	$(0.05)	$(0.17)	n/a

Total diluted earnings per common share	$1.06	$1.15	$(0.09)	-8%

Dividends declared per share ***	$0.40	$0.38	$0.02	5%

Weighted-average shares outstanding	8,657,527	8,706,390	(48,863)
Dilutive potential common shares	158,543	130,020	28,523

Adjusted weighted-average shares	8,816,070	8,836,410	(20,340)

*	Except for share and per share data
***	Restated for 2 for 1 stock split effective October 01, 2003